SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2001
                                                 ----------------

                               The CIT Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-1861                   13-2994534
--------------------------------------------------------------------------------
   (State or other                  (Commission              (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
--------------------------------------------------------------------------------

Registrant's telephone number, including area code (212) 536-1390
                                                    -------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        -------------

      See the attached press releases, which are incorporated herein by reference, regarding:

      1.    The 2000 fourth quarter and annual earnings, filed as Exhibit 99.1;
            and

      2. The declaration of a dividend for the quarter ending December 31, 2000 of $.10 per share, payable on February 28, 2001 to holders of record at the close of business on February 7, 2001, filed as
            Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press Release, dated January 25, 2001, regarding the 2000 fourth quarter and annual earnings.

            99.2 Press Release, dated January 25, 2001, regarding declaration of a dividend for the quarter ending December 31, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE CIT GROUP, INC.
                                                    ----------------------------
                                                    (Registrant)

                                                    By: /s/ JOSEPH M. LEONE
                                                    ----------------------------
                                                    Joseph M. Leone
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated: January 25, 2001